Liquidity and Going Concern	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Liquidity and Going Concern
2.	Liquidity and Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Group will continue as a going concern, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future.

The accompanying consolidated financial statements contemplate the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Group’s ability to operate profitably, to generate cash flows from operations, and to pursue financing arrangements, including obtaining bank borrowings.

Historically, the Group relied on external bank loans and financing from Pre-listing investors to fund its working capital and capital expenditure requirements and to meet its obligations and commitments when they become due.

The operations of all of the Group’s offline learning centers were suspended in February and March 2020 pursuant to the use of emergency executive authority by central and local governments in relation to the containment of the COVID-19 pandemic. The suspension of the Group’s offline learning centers has had a material adverse effect on its business, financial condition and results of operations.

As reflected in the accompanying consolidated financial statements, during the year ended December 31, 2020, the Group incurred a net loss of RMB 412,783 and had a net negative operating cash flow of RMB343,218. As of December 31, 2020, the Group had a total deficit of RMB362,542 and net current liabilities of RMB929,158.

The Group had taken actions to manage its costs and to conserve cash, including reducing operating expenses, negotiating rent concessions for certain leased properties and closing underperforming learning centers. The Group has also migrated some offline general adult ELT, overseas training and junior ELT courses to various online platforms to continue the delivery of the relevant training services. The Group’s offline learning centers had been gradually reopened since April 2020 with approval of central and relevant local governments. As of the date of issuance of the accompanying consolidated financial statements, a majority of the Group’s offline learning centres have been partially or fully reopened.

The Group has carried out a review of its cash flow forecast for the twelve months ending from the date of issuance of the accompanying consolidated financial statements. Based on such forecast, management believes that adequate sources of liquidity exist to fund the Group’s working capital and capital expenditures requirements, and other liabilities and commitments as they become due. In preparing the cash flow forecast, management has considered historical cash requirements, working capital and capital expenditures plans, estimated operating cash flows during forecast period taking into consideration the impact of COVID-19, existing cash on hand, as well as other key factors, including utilization of credit facilities granted by financial institutions.

The Group’s principal liquidity needs are to meet its working capital requirements, operating expenses and capital expenditure obligations. The Group’s ability to fund these needs will depend on its future performance, which will be subject in part to general economic, competitive and other factors beyond its control. These conditions raise substantial doubt as to the Group’s ability to remain a going concern.